UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 23, 2016

B/E AEROSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18348	06-1209796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414-2105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 791-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                        Entry into a Material Definitive Agreement

Merger Agreement

On October 23, 2016, B/E Aerospace, Inc., a Delaware corporation (“B/E Aerospace”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rockwell Collins, Inc., a Delaware corporation (“Rockwell Collins”), and Quarterback Merger Sub Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Rockwell Collins.  Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing, Merger Sub will merge with and into B/E Aerospace, with B/E Aerospace surviving (the “Surviving Corporation”) as a direct or indirect wholly owned subsidiary of Rockwell Collins (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of B/E Aerospace (“B/E Aerospace Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of B/E Aerospace Common Stock (i) held by B/E Aerospace as treasury stock, (ii) held, directly or indirectly, by Rockwell Collins or Merger Sub immediately prior to the Effective Time or (iii) that are outstanding immediately prior to the Effective Time and that are held by any person who is entitled to demand, and properly demands, appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the Delaware General Corporation Law), will be converted into the right to receive the merger consideration (the “Merger Consideration”) from Rockwell Collins, which will consist of (x) $34.10 per share in cash, without interest, and (y) a number (such number, the “Stock Consideration”) of validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Rockwell Collins (“Rockwell Collins Common Stock”) having a value equal to $27.90, subject to a two-way 7.5% collar (pursuant to which, if the volume-weighted average price per share of the Rockwell Collins Common Stock on the New York Stock Exchange for the 20 consecutive trading days ending immediately prior to the closing date (the “Measurement Price”) is greater than $89.97, the Stock Consideration shall be 0.3101, and if the Measurement Price is less than $77.41, the Stock Consideration shall be 0.3604).

At the Effective Time, each award of B/E Aerospace Common Stock subject to time-based, performance or other vesting or lapse restrictions, each B/E Aerospace restricted stock unit award, including any stock unit held under the B/E Aerospace 2010 Deferred Compensation Plan, that, in each case, was granted prior to the date of the Merger Agreement and remains outstanding immediately prior to the Effective Time, (i) will become fully vested and, to the extent such award is subject to performance conditions, such performance conditions will be deemed satisfied at the maximum level, and (ii) will be canceled and converted into the right to receive cash payment equal to the product of (a) the value of the Merger Consideration and (b) the number of shares of B/E Aerospace Common Stock represented by such award.

At the Effective Time, each award of B/E Aerospace Common Stock subject to time-based, performance or other vesting or lapse restrictions, each B/E Aerospace restricted stock unit award that, in each case, was granted on or following the date of the Merger Agreement and remains outstanding immediately prior to the Effective Time will (subject to certain exceptions) be assumed by Rockwell Collins and converted into an award (subject to the same time-based vesting schedule as the B/E Aerospace award) covering that number of shares of Rockwell Collins Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of B/E Aerospace Common Stock subject to such B/E Aerospace award immediately prior to the Effective Time (with any performance conditions deemed satisfied at the target level) and (ii)(A) the value of the Merger Consideration divided by (B) the price of Rockwell Collins Common Stock (as calculated pursuant to the Merger Agreement).

At the Effective Time, each stock unit credited to the account of any current or former non-employee director under the B/E Aerospace Amended and Restated Non-Employee Directors Stock and Deferred Compensation Plan that is payable in shares of B/E Aerospace Common Stock and remains outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration.

The respective boards of directors of B/E Aerospace and Rockwell Collins have unanimously approved the Merger Agreement, and the board of directors of B/E Aerospace has agreed to recommend that B/E Aerospace’s stockholders adopt the Merger Agreement. In addition, the board of directors of Rockwell Collins has agreed to recommend that Rockwell Collins’ stockholders approve the issuance of the shares of Rockwell Collins Common Stock forming part of the Merger Consideration, as required by the listing standards of the New York Stock

Exchange. B/E Aerospace and Rockwell Collins each have agreed, subject to certain exceptions, not to directly or indirectly solicit competing alternative proposals and to terminate all existing discussions, negotiations and communications with any persons with respect to any alternative proposal. However, the board of directors of B/E Aerospace may, subject to certain conditions, withdraw its recommendation in favor of adoption of the Merger Agreement or terminate the Merger Agreement, and the Rockwell Collins board of directors may, subject to certain conditions, withdraw its recommendation in favor of approval of the issuance of Rockwell Collins Common Stock forming part of the Merger Consideration or terminate the Merger Agreement if, in connection with the receipt of an alternative proposal, B/E Aerospace’s board or Rockwell Collins’s board, as the case may be, determines in good faith that (i) such alternative proposal constitutes a superior proposal and (ii) a failure to effect such a withdrawal of recommendation would be inconsistent with its fiduciary duties. In addition, B/E Aerospace’s board of directors or Rockwell Collins’ board of directors, as the case may be, may withdraw its recommendation (but not terminate the Merger Agreement) if, in connection with a material event or circumstance occurring after the date of the Merger Agreement that was not known at the date of the Merger Agreement, it determines in good faith that a failure to effect such a withdrawal of recommendation would be inconsistent with its fiduciary duties.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) approval of the Merger Agreement by B/E Aerospace’s stockholders, (ii) approval of the issuance of the Rockwell Collins Common Stock forming part of the Merger Consideration by Rockwell Collins’ stockholders, (iii) approval for listing of such Rockwell Collins Common Stock on the New York Stock Exchange, (iv) the effectiveness of a registration statement on Form S-4 with respect to the Rockwell Collins Common Stock to be issued as part of the Merger Consideration, (v) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other foreign competition, antitrust or merger control laws, (vi) there being no law or order prohibiting consummation of the Merger, (vii) subject to specified materiality standards, the accuracy of the representations and warranties of the parties, (viii) compliance by the parties in all material respects with their respective covenants, (ix) the absence of a material adverse effect with respect to B/E Aerospace and Rockwell Collins, (x) the delivery of an officer’s closing certificate by both parties, and (xi) the receipt by each party of a tax opinion relating to the impact of the Merger on certain tax consequences of the spin-off of KLX Inc. (“KLX”) by B/E Aerospace in December 2014 (the “KLX Spin-Off”). The completion of the Merger is not conditioned on receipt of financing by Rockwell Collins.

B/E Aerospace and Rockwell Collins have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (a) the conduct of each of B/E Aerospace’s and Rockwell Collins’ respective businesses between the date of the signing of the Merger Agreement and the consummation of the Merger, and (b) the efforts of the parties to cause the Merger to be completed.

The Merger Agreement provides that Rockwell Collins may be required to pay B/E Aerospace a termination fee equal to $300 million if the Merger Agreement is terminated (i) by Rockwell Collins to enter into an agreement in respect of a superior proposal, (ii) by B/E Aerospace following a withdrawal of the Rockwell Collins’s board of directors recommendation,  the failure by Rockwell Collins to include its board recommendation in the joint proxy statement/prospectus or any other material violation by Rockwell Collins of the non-solicitation covenant and (iii) (a) by B/E Aerospace due to a material breach of a covenant or agreement by Rockwell Collins, (b) by either party if the Merger has not been consummated prior to October 21, 2017 or (c) by either party due to failure to obtain the approval of Rockwell Collins stockholders, if, in the case of any clauses (a), (b) and (c), an alternative proposal has been publicly disclosed, announced or otherwise made public and has not been withdrawn and within twelve months of such termination Rockwell Collins enters into a definitive agreement with respect to an alternative proposal that is subsequently consummated or consummates an alternative proposal.

The Merger Agreement provides that B/E Aerospace may be required to pay Rockwell Collins a termination fee equal to $200 million if the Merger Agreement is terminated (i) by B/E Aerospace to enter into an agreement in respect of a superior proposal, (ii) by Rockwell Collins following an adverse recommendation change of B/E Aerospace’s board of directors, the failure by B/E Aerospace to include its board recommendation in the joint proxy statement/prospectus or any other material violation by B/E Aerospace of the non-solicitation covenant and (iii) (a) by Rockwell Collins due to a material breach of a covenant or agreement by B/E Aerospace, (b) by either party if the Merger has not been consummated prior to October 21, 2017 or (c) by either party due to failure to obtain the approval of B/E Aerospace stockholders, if, in the case of clauses (a), (b) and (c), an alternative proposal has been publicly disclosed, announced or otherwise made public and has not been withdrawn and within twelve months of such termination B/E Aerospace enters into a definitive agreement with respect to an alternative proposal that is subsequently consummated or consummates an alternative proposal.

The Merger Agreement is attached as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement, and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about B/E Aerospace, Rockwell Collins or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of B/E Aerospace, Rockwell Collins or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in B/E Aerospace’s public disclosures.

The schedules to the Merger Agreement, which include lists of items required to be disclosed by, and exceptions to, the representations, warranties and covenants contained in the Merger Agreement, have not been filed.  Upon request, B/E Aerospace will furnish to the SEC a copy of any omitted exhibit or schedule.

Amendment to Tax Sharing Agreement

On October 23, 2016, in connection with the entry into the Merger Agreement, B/E Aerospace and KLX entered into a first amendment (the “Tax Sharing Amendment”) to the Tax Sharing and Indemnification Agreement, dated as of December 15, 2014 (the “Tax Sharing Agreement”).

The Tax Sharing Amendment modifies a requirement under the Tax Sharing Agreement relating to the ability of B/E Aerospace to enter into certain transactions after the KLX Spin-Off.  In satisfaction of this modified requirement, B/E Aerospace provided to KLX a copy of an opinion it received from its tax advisor, Shearman & Sterling LLP (“Shearman”), relating to the impact of the Merger on certain tax consequences of the KLX Spin-Off.  In addition, under the Tax Sharing Amendment, KLX delivered a representation letter to Shearman for purposes of such opinion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Tax Sharing Amendment, which is attached hereto and filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Grants of Retention Awards

Pursuant to the Merger Agreement, Rockwell Collins will, upon consummation of the Merger, make grants of Rockwell Collins cash retention awards (“Parent Retention Awards”) to Sean J. Cromie and Tommy G. Plant with a grant date value equal to 100% of, respectively, Mr. Cromie’s and Mr. Plant’s base salary, 50% of which Parent Retention Awards will vest and be payable on the six-month anniversary of the consummation of the Merger and the remaining 50% on the first anniversary of the consummation of the Merger, subject to continued employment through each vesting date.

Transaction Bonuses

On October 2, 2016, B/E Aerospace entered into transaction bonus agreements (“Transaction Bonus Agreements”) with each of Amin Khoury, Werner Lieberherr, Ryan Patch and Joe Lower.  The Transaction Bonus Agreements provide that, upon consummation of the Merger, Amin Khoury, Werner Lieberherr, Ryan Patch and Joe Lower will receive transaction bonuses equal to, respectively, $16,800,000, $8,400,000, $1,680,000 and $1,120,000.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Transaction Bonus Agreements, each of which is attached hereto and filed as Exhibits 10.2., 10.3, 10.4 and 10.5 and is incorporated herein by reference.

***********

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Rockwell Collins will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) for the stockholders of B/E Aerospace and Rockwell Collins to be filed with the SEC, and each will mail the Joint Proxy Statement/Prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Rockwell Collins and/or B/E Aerospace may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY ROCKWELL COLLINS OR B/E AEROSPACE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus (when available) will be mailed to stockholders of Rockwell Collins and B/E Aerospace. Investors and security holders will be able to obtain free copies of Joint Proxy Statement/Prospectus and other documents filed with the SEC by Rockwell Collins and/or B/E Aerospace through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Rockwell Collins with the SEC on Rockwell Collins’ internet website at http://www.rockwellcollins.com or by contacting Rockwell Collins’ Investor Relations at Rockwell Collins, 400 Collins Rd. NE, Cedar Rapids, IA 52498 or by calling (319) 295-7575. Investors and security holders will also be able to obtain free copies of the documents filed by B/E Aerospace with the SEC on B/E Aerospace’s internet website at http://www.beaerospace.com or by contacting B/E Aerospace’s Investor Relations at B/E Aerospace, Inc., 1400 Corporate Center Way, Wellington, FL or by calling (561) 791-5000.

Participants in the Solicitation

Rockwell Collins, B/E Aerospace, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of

Rockwell Collins is contained in Rockwell Collins’ proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on December 16, 2015, and Rockwell Collins’ Current Report on Form 8-K filed with the SEC on April 29, 2016. Information regarding the directors and executive officers of B/E Aerospace is contained in B/E Aerospace’s proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on April 28, 2016. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of B/E Aerospace by Rockwell Collins.  All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements.  Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions.  Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of Rockwell Collins and B/E Aerospace may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by Rockwell Collins or B/E Aerospace, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Rockwell Collins and B/E Aerospace; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving synergies and cost savings of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; and (13) other risk factors as detailed from time to time in RockWell Collins’ and B/E Aerospace’s reports filed with the SEC, including Rockwell Collins’ and B/E Aerospace’s respective annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

Any forward-looking statements speak only as of the date of this communication.  Neither Rockwell Collins nor B/E Aerospace undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated October 23, 2016, by and among B/E Aerospace, Inc., Rockwell Collins, Inc. and Quarterback Merger Sub Corp.
10.1	First Amendment to Tax Sharing and Indemnification Agreement, dated as of October 23, 2016, by and between KLX Inc. and the Company
10.2	Transaction Bonus Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Amin J. Khoury
10.3	Transaction Bonus Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Werner Lieberherr
10.4	Transaction Bonus and Non-Competition Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Joseph T. Lower
10.5	Transaction Bonus and Non-Competition Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Ryan M. Patch

* Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B/E AEROSPACE, INC.

Date: October 26, 2016

	By:	/s/ Werner Lieberherr
	Name:	Werner Lieberherr
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated October 23, 2016, by and among B/E Aerospace, Inc., Rockwell Collins, Inc. and Quarterback Merger Sub Corp.
10.1	First Amendment to Tax Sharing and Indemnification Agreement, dated as of October 23, 2016, by and between KLX Inc. and the Company
10.2	Transaction Bonus Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Amin J. Khoury
10.3	Transaction Bonus Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Werner Lieberherr
10.4	Transaction Bonus and Non-Competition Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Joseph T. Lower
10.5	Transaction Bonus and Non-Competition Agreement, dated as of October 23, 2016, by and between B/E Aerospace, Inc. and Ryan M. Patch

* Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the SEC upon request.